UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of report (date of earliest event reported): January 27, 2004

                          MISSION WEST PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

         Maryland              Commission File Number:             95-2635431
(State or other jurisdiction          1-8383                    (I.R.S. Employer
     of incorporation)                                           Identification)


                10050 Bandley Drive, Cupertino, California 95014
                    (Address of principal executive offices)

                                 (408) 725-0700
              (Registrant's telephone number, including area code)




--------------------------------------------------------------------------------

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

(a) The following  information is being furnished by the Company as required for
Item 12(a) of this report and shall not be deemed to be "filed" for  purposes of
Section 18 of the Securities Exchange Act of 1934:

On January 27, 2004, the Company issued a press release announcing its earnings results for the quarter and year ended December 31, 2003. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference in response to Item 12(a) of this report.










                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   MISSION WEST PROPERTIES, INC.

                       Date: January 27, 2004      By: /s/ Wayne N. Pham
                                                   -----------------------------
                                                   Wayne N. Pham
                                                   Vice President of Finance and
                                                   Controller

Exhibit 99.1


                                                                   PRESS RELEASE

For Immediate News Release
January 27, 2004


  Mission West Properties, Inc. Announces Fourth Quarter 2003 Earnings Results "We build the buildings for the high tech companies that build the internet"

Cupertino, CA - Mission West Properties, Inc. (AMEX/PCX: MSW) reported today that Funds From Operations ("FFO") for the quarter ended December 31, 2003 was $30,948,000 or $0.30 per diluted common share (considering the potential effect of all O.P. units being exchanged for shares of the Company's common stock) as compared to $29,676,000 or $0.28 per diluted common share for the same period in 2002, a per share increase of approximately 7.1%. Settlements received from prior bankrupted tenants accounted for approximately $0.02 per diluted share in the fourth quarter 2003. On a sequential quarter basis, FFO per diluted common share increased $0.02 over the previous quarter ended September 30, 2003. For the year ended December 31, 2003, FFO increased to $117,769,000 or $1.13 per diluted share from FFO of $117,360,000 or $1.13 per diluted share for the same period in 2002.


Net income to common stockholders per diluted share was $0.24 for the quarter ended December 31, 2003 compared to $0.21 for the same period in 2002, a per share increase of 14.3%. For the twelve months ended December 31, 2003, net income to common stockholders per diluted share was $0.92, down from $0.98 per diluted share from one year ago, which included $0.06 from the sale of real estate included in discontinued operations, a per share decrease of 6.1%. Fourth quarter and full year 2003 net income per diluted share included $0.02 per share from bankrupted tenant settlements.

INVESTMENT ACTIVITY

On December 15, 2003, the Company acquired one R&D property consisting of approximately 129,000 rentable square feet located at 5970 Optical Court in San Jose, CA from the Berg Group under the Berg Land Holdings Option Agreement for an acquisition cost of approximately $11.2 million. The first year anticipated unleveraged cash return for this property is approximately 11.5%.

COMPANY PROFILE

Mission West Properties, Inc. operates as a self-managed, self-administered and fully integrated REIT engaged in the management, leasing, marketing, development and acquisition of commercial R&D properties, primarily located in the Silicon Valley portion of the San Francisco Bay Area. Currently, the Company manages 109 properties totaling approximately 7.9 million square feet. For additional information, please contact Investor Relations at 408-725-0700.

The matters described herein contain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as "will", "anticipate", "estimate", "expect", "intends", or similar words. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company's control, which may cause material differences in actual results, performance or other expectations. These factors include, but are not limited to, the ability to complete acquisitions under the Berg Land Holdings Option Agreement with the Berg Group and other factors detailed in the Company's registration statements, and periodic filings with the Securities & Exchange Commission.

                         MISSION WEST PROPERTIES, INC.
                             SELECTED FINANCIAL DATA
                                   UNAUDITED

        (In thousands, except share, per share and property data amounts)



                                                   Three Months        Three Months     Twelve Months     Twelve Months
                                                      Ended               Ended             Ended             Ended
                                                   Dec 31, 2003        Dec 31, 2002      Dec 31, 2003      Dec 31, 2002
                                                 -----------------    ---------------   ---------------   ---------------
REVENUES:
Rental revenues from real estate                      $33,747            $32,378          $132,155          $129,781 (1)
Tenant reimbursements                                   4,511              4,677            18,871            20,097
Other income, including interest                        2,656 (2)          2,989 (3)         4,527 (2)         4,250 (3)
                                                 -----------------    ---------------   ---------------   ---------------
  Total revenues                                       40,914             40,044           155,553          154,128
                                                 -----------------    ---------------   ---------------   ---------------
EXPENSES:
Operating expenses                                      2,410              3,611             8,376             9,781
Real estate taxes                                       3,087              3,083            12,477            12,234
Depreciation & amortization of real estate              5,798 (4)          4,565            21,556 (4)        17,928
General and administrative                                285                298             1,325             1,488
Interest                                                4,350              2,542            16,446             9,588
Interest (related parties)                                234                652             1,064             3,422
                                                 -----------------    ---------------   ---------------   ---------------
  Total expenses                                       16,164             14,751            61,244            54,441
                                                 -----------------    ---------------   ---------------   ---------------
Income before minority interests & equity in
earnings of unconsolidated joint venture               24,750             25,293            94,309            99,687

Equity in earnings of unconsolidated joint venture        526                  -             3,885                 -
                                                 -----------------    ---------------   ---------------   ---------------
Income before minority interests                       25,276             25,293            98,194            99,687
Minority interests                                     21,007             21,623            81,792            83,251
                                                 -----------------    ---------------   ---------------   ---------------
   Income from continuing operations                    4,269              3,670            16,402            16,436
                                                 -----------------    ---------------   ---------------   ---------------

Discontinued operations, net of minority
interests:
Gain from disposal of discontinued operations               -                  -                 -             1,018
Income attributable to discontinued operations              -                  -                 -                47
                                                 -----------------    ---------------   ---------------   ---------------
   Income from discontinued operations                      -                  -                 -             1,065
                                                 -----------------    ---------------   ---------------   ---------------

Net income to common stockholders                      $4,269             $3,670           $16,402           $17,501
                                                 =================    ===============   ===============   ===============
Net income to minority interests                      $21,007            $21,623           $81,792           $88,576
                                                 =================    ===============   ===============   ===============
Income per share from continuing operations:
   Basic                                                $0.24              $0.21             $0.92             $0.94
                                                 =================    ===============   ===============   ===============
   Diluted                                              $0.24              $0.21             $0.92             $0.92
                                                 =================    ===============   ===============   ===============
Income per share from discontinued operations:
   Basic                                                    -                  -                 -             $0.06
                                                 =================    ===============   ===============   ===============
   Diluted                                                  -                  -                 -             $0.06
                                                 =================    ===============   ===============   ===============
Net income per share to common stockholders:
   Basic                                                $0.24              $0.21             $0.92             $1.00
                                                 =================    ===============   ===============   ===============
   Diluted                                              $0.24              $0.21             $0.92             $0.98
                                                 =================    ===============   ===============   ===============
Weighted average shares of common stock (basic)      17,869,252         17,485,590        17,739,609        17,455,799
                                                 =================    ===============   ===============   ===============
Weighted average shares of common stock (diluted)    17,972,706         17,800,971        17,802,947        17,854,892
                                                 =================    ===============   ===============   ===============
Weighted average O.P. units outstanding              86,398,064         86,475,771        86,476,217        86,334,548
                                                 =================    ===============   ===============   ===============

FUNDS FROM OPERATIONS
Funds from operations                                 $30,948            $29,676          $117,769          $117,360
                                                 =================    ===============   ===============   ===============
Funds from operations per share (5)                    $ 0.30             $ 0.28           $  1.13           $  1.13
                                                 =================    ===============   ===============   ===============
Outstanding common stock                             17,894,691         17,487,329        17,894,691        17,487,329
                                                 =================    ===============   ===============   ===============
Outstanding O.P. units                               86,398,064         86,474,032        86,398,064        86,474,032
                                                 =================    ===============   ===============   ===============
Weighted average O.P. units & common stock
   outstanding (diluted)                            104,370,770        104,276,742       104,279,165       104,189,440
                                                 =================    ===============   ===============   ===============

                                     - 4 -

                                                   Three Months        Three Months     Twelve Months     Twelve Months
                                                      Ended               Ended             Ended             Ended
FUNDS FROM OPERATIONS CALCULATION                  Dec 31, 2003        Dec 31, 2002      Dec 31, 2003      Dec 31, 2002
                                                 -----------------    ---------------   ---------------   ---------------
Net income                                            $ 4,269            $ 3,670           $16,402           $17,501
Add:
     Minority interests (6)                            20,881             21,441            81,211            87,988
     Depreciation and amortization of real              5,798              4,565            21,556            17,974
     estate
Less:
     Gain on sale of JV assets / assets                     -                  -             1,400             6,103
                                                 -----------------    ---------------   ---------------   ---------------
Funds from operations                                 $30,948            $29,676          $117,769          $117,360
                                                 =================    ===============   ===============   ===============

Funds From Operations ("FFO") is a non-GAAP financial measurement used by real estate investment trusts to measure and compare operating performance. As defined by NAREIT, FFO represents net income (loss) before minority interest of unit holders (computed in accordance with GAAP, accounting principles generally accepted in the United States of America), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs, amortization of commission and depreciation of non-real estate assets) and after adjustments for unconsolidated partnerships and joint ventures. Management considers FFO an appropriate measure of performance of an equity REIT because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of our ability to incur and service debt, and make capital expenditures. FFO should not be considered as an alternative for net income as a measure of profitability or is it comparable to cash flows provided by operating activities determined in accordance with GAAP. FFO is not comparable to similarly entitled items reported by other REITs that do not define them exactly as we define FFO.

                                                   Three Months        Three Months     Twelve Months     Twelve Months
                                                      Ended               Ended             Ended             Ended
PROPERTY AND OTHER DATA:                           Dec 31, 2003        Dec 31, 2002      Dec 31, 2003      Dec 31, 2002
                                                 -----------------    ---------------   ---------------   ---------------
Total properties, end of period                           109                101               109               101
Total square feet, end of period                    7,917,262          7,163,930         7,917,262         7,163,930
Average monthly rental revenue per square foot          $1.80              $1.75             $1.76             $1.71
(7)
Average occupancy                                        77.9%              85.2%            80.5%             90.0%
Actual occupancy                                         77.3%              83.8%            77.3%             83.8%
Straight-line rent                                       $924             $1,166            $1,970              $ 78
Capital expenditures                                     $277              $ 218            $2,178            $1,195


BALANCE SHEET (UNAUDITED)
                                               December 31, 2003     December 31, 2002
                                              --------------------  --------------------
Assets:
Land                                               $  279,163           $234,707
Buildings and improvements                            785,660            726,581
Real estate related intangible assets                  18,284 (8)              -
                                              --------------------  --------------------
   Total investments in properties                  1,083,107            961,288
Less accumulated depreciation                         (88,116)           (66,560)
                                              --------------------  --------------------
   Net investments in properties                      994,991            894,728
Investments in unconsolidated joint venture             2,285                  -
                                              --------------------  --------------------
   Net investments in real estate assets              997,276            894,728
Cash                                                    4,129              4,479
Deferred rent                                          18,970             17,001
Other assets                                           16,025             13,198
                                              --------------------  --------------------
   Total assets                                    $1,036,400           $929,406
                                              ====================  ====================

Liabilities:
Line of credit - related parties                   $    6,320           $ 58,792
Revolving line of credit                               23,965             23,839
Loan payable                                                -             20,000
Mortgage notes payable                                299,858            125,062
Mortgage notes payable - related parties               10,762             11,078
Interest payable                                          332                337
Security deposits                                      10,248             11,184
Prepaid rental income                                  12,723              9,876
Dividend/distribution payable                          25,031             24,951
Accounts payable and accrued expenses                   5,085              4,698
                                              --------------------  --------------------
   Total liabilities                                  394,324            289,817

Minority interests                                    528,062            528,768

Stockholders' equity:
Common stock, $.001 par value                              18                 17
Paid in capital                                       132,136            128,295
Accumulated deficit                                   (18,140)           (17,491)
                                              --------------------  --------------------
   Total stockholders' equity                         114,014            110,821
                                              --------------------  --------------------
   Total liabilities and stockholders' equity      $1,036,400           $929,406
                                              ====================  ====================


(1) The Company recorded an adjustment of $1.4 million to establish a reserve relating to the recapture of straight-line revenues and other tenant related items for the quarter ended March 31, 2002.

(2)  Includes   approximately  $2.2  million  received  from  bankrupted  tenant settlements.

(3) Includes approximately $2.4 million in termination fees, net of straight line rent adjustment and write-off of unamortized leasing commissions.

(4) Includes approximately $912 and $2,297 in amortization expense for the three and twelve months ended December 31, 2003, respectively, for the amortization of the origination value and fair market value of acquired leases of the San Tomas Technology Park acquisition pursuant to Statement of Financial Accounting Standard ("SFAS") No. 141, "Business Combinations."

(5) Calculated on a fully diluted basis. Assumes conversion of O.P. units outstanding into the Company's common stock.

(6) The minority interest for third parties has been deducted from total minority interest in calculating FFO.

(7) Average monthly rental revenue per square foot has been determined by taking the cash base rent for the period divided by the number of months in the period, and then divided by the average occupied square feet in the period.

(8) The Company applied the provisions of SFAS No. 141 to the San Tomas Technology Park acquisition. The amount allocated to intangible assets pursuant to SFAS No. 141 was approximately $18.3 million, which will be amortized over the remaining lease terms.

                                      - 6 -